SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K/A
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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

October 12, 2010
Date of Report (Date of earliest event reported)

GUINNESS EXPLORATION, INC.
(Exact name of small business issuer as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File # 000-53375
(Commission File Number)

98-0465540
(IRS Employer Identification Number)

P.O. Box 1910 – Level 7 Anzac House, 181 Willis Street
Wellington, New Zealand 6140
(Address of principal executive offices)

509.252.9157
(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

SECTION 5 – CORPORATE GOVERANCE AND MANAGEMENT
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

In a Form 8K filed October 12, 2010, the Company reported that Mr. John Hiner had resigned his positions as Chief Geologist, Vice President, and Secretary and Treasurer of the Company.

This Form 8K should also have included the information that due to other workload considerations, Mr. Hiner has negotiated with the Company to remove his duties as an officer of the Company and continue as the Company’s primary geological technical adviser effective immediately. Mr. Hiner will continue to be involved with the Company’s geological program for the foreseeable future.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUINNESS EXPLORATION, INC.

/s/ Alastair Brown
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Alastair Brown,
President & Chief Executive Officer
Dated: October 13, 2010